WALTHAUSEN FUNDS

Walthausen Small Cap Value Fund

Supplement dated July 17, 2008

to the Prospectus and Statement of Additional Information

dated February 1, 2008

Effective August 1, 2008, Walthausen & CO., LLC has agreed to reduce its management fee to 1.00% of the average daily net assets of the Walthausen Small Cap Value Fund.  Consequently, the Expense Table on page 8 of the Prospectus under the heading Costs of Investing in the Fund is deleted in its entirety and replaced with the following:

Costs of Investing in the Fund

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.  Annual fund operating expenses are paid out of the assets of the Fund, so their effect is already included in the Fund’s daily share price.  A redemption fee applies to certain redemptions of shares of the Fund.  For more information on this fee, see “Market Timing” on page 14 of this Prospectus.

Shareholder Fees

          The Fund

(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases

None

Deferred Sales Charge (Load)

None

Sales Charge (Load) Imposed on Reinvested Dividends

None

Wire Redemption Fee

$20.00

IRA Custodian Fee (using the Fund’s custodian)

  $8.00

REDEMPTION FEES (as a percentage of the amount redeemed)

2.00%

On shares sold after holding them for 90 days or less.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees

1.00%

12b-1 Distribution Fees

None

Other Expenses(1)

0.45%

Acquired Fund Fees and Expenses(2)

0.03%

Total Annual Fund Operating Expenses

1.48%

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year

Three Years

Your costs:

    $151

      $468

(1)Under a Services Agreement with the Trust, the Advisor, at its own expense and without reimbursement from the Trust, pays all operating expenses of the Fund, with the exception of management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), the cost of acquired funds and extraordinary expenses.  Fees payable under the Services Agreement between the Trust and the Advisor are fixed at 0.45%.

(2)The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.  Excluding the indirect costs of investing in Acquired Funds, Total Annual Fund Operating Expenses would be 1.45% for the Fund

The third paragraph under the heading The Investment Adviser on page 10 of Prospectus is deleted in its entirety and replaced with the following:

Under the Management Agreement, the Advisor, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  For its services the Advisor receives an investment management fee equal to 1.00% of the average daily net assets of the Fund.  A discussion regarding the basis of the Board of Trustees' approval of the Management Agreement between the Trust and the Advisor will be available in the Fund's first semi-annual report to shareholders.  Under the Services Agreement the Advisor receives an additional fee of 0.45% and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), the cost of acquired funds and extraordinary expenses.

The table under the heading Minimum Investments on page 13 of Prospectus is replaced with the following:

Minimum Investments

Initial

Additional

Regular Accounts

$2,500

 $100

Automatic Investment Plan

$2,500

  $100*

IRA Account

$2,500

   $100*

An Automatic Investment Plan requires a $100 minimum automatic monthly or quarterly investment.

The second paragraph under the heading THE INVESTMENT ADVISOR on page 7 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

Under the terms of the Management Agreement, the Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, the Advisor, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services, the Advisor receives an annual investment management fee of 1.00% of the average daily net assets of the Fund.

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This supplement and the Prospectus dated February 1, 2008 provide the information a prospective investor ought to know before investing and should be retained for future reference.